                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 22, 2001

Commission File Number:                 0-24354
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                              DORSEY TRAILERS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                                        58-2110729
------------------------                                 ----------------------
(State of Incorporation)                                 (IRS Employer
                                                         Identification Number)

1201 Peachtree Street N.E.
Suite 1022
Atlanta, Georgia                                         30339
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:      (404) 815-6717
                                                         ----------------------

                              DORSEY TRAILERS, INC.

                                    FORM 8-K


ITEM 5.  Other Information

On March 28, 2001, Dorsey Trailers, Inc. issued the press release attached as
Exhibit 99.1 to this report.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements.

                           None.

         (b)      Pro Forma Financial Information.

                           None.

         (c)      Exhibits.

                           99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           DORSEY TRAILERS, INC.

Date:      March 28, 2001                  By:    /s/ Lorri M. Palko
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                                                  Lorri M. Palko
                                                  President